LASER-PACIFIC MEDIA CORPORATION
                          809 North Cahuenga Boulevard
                           Hollywood, California 90038


July ___, 1997


To:      Prospective Purchasers of
         Laser-Pacific Media Corporation's
         Short-Term Installment (Fixed Rate)
         Line of Credit Notes, Series 1997


Ladies/Gentlemen:

     Laser-Pacific Media Corporation, a Delaware corporation (the "Company"), proposes to issue up to $1,500,000 of the Company's Short-Term Installment Fixed Rate) Line of Credit Notes, Series 1997 (collectively, the "Notes"), to qualified purchasers. The Notes are being issued directly by the Company on a "Minimum/Maximum" basis subject to purchase of Notes with an aggregate minimum value of not less than $1,000,000 and not more than $1,500,000. The Company reserves the right to cancel this offering if subscriptions for less than $1,000,000 in Notes are received. However, it is currently anticipated that 35 Lake Avenue, a California limited partnership ("35 Lake"), will purchase not less than $1,000,000 of the Notes. It is also possible that 35 Lake will purchase all $1,500,000 of the Notes, in which case no other Notes will be issued.

     All prospective purchasers (each, a "Purchaser" and, collectively, the "Purchasers") of the Notes should be aware that the purchase of a Note involves complex business considerations and a high degree of risk. Each purchaser must be an "accredited investor" as defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended (the "Act"), in order to purchase a Note. Further, each prospective purchaser should carefully consider the information set forth herein before reaching a final decision with respect to purchasing a Note.

     EACH PURCHASER REPRESENTS THAT HE OR SHE IS FAMILIAR WITH AND UNDERSTAND THE TERMS, RISKS AND MERITS OF THIS LETTER. SEE "RISK FACTORS." THE NOTES HAVE NOT BEEN REGISTERED UNDER THE ACT OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. NONE OF THE SECURITIES OF THE COMPANY HAVE BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER STATE OR FEDERAL AGENCY, NOR HAS ANY SUCH AGENCY REVIEWED OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE PURCHASERS ARE NOT TO CONSTRUE THE CONTENTS OF THIS MEMORANDUM AS LEGAL OR TAX ADVICE. EACH PURCHASER SHOULD CONSULT HIS OR HER OWN ATTORNEY AND FINANCIAL ADVISER WITH RESPECT TO LEGAL, TAX AND RELATED MATTERS CONCERNING THIS INVESTMENT. THE TRANSFERABILITY OF THE NOTES IS HIGHLY RESTRICTED. A PURCHASER WILL PROBABLY BE UNABLE TO LIQUIDATE HIS OR HER INVESTMENT IN THE NOTES QUICKLY OR ON ACCEPTABLE TERMS, IF AT ALL, IN THE EVENT HE OR SHE SHOULD DESIRE TO DO SO. SEE "RISK FACTORS."

     1. THE COMPANY.


     For a description of the Company and its business, operations and prospects, we refer you to the copies of the Company's Proxy Statement and report on Form 10-K each for the fiscal year ended December 31, 1996, and the copy of the Company's report on Form 10-Q for the quarterly period ending March 31, 1997, each attached hereto as Exhibit A.

     2. THE OFFERING.

     The following summary of the Notes offering is qualified in its entirety by the terms of the Notes and the other documents described herein.

     The Company proposes to issue one or more Notes in an aggregate original principal amount of not less than $1,000,000 or more than $1,500,000. The Company reserves the right to cancel the offering and sale of the Notes if subscriptions for less than $1,000,000 in Notes are received. It is currently anticipated that 35 Lake will purchase not less than $1,000,000 of the Notes.
It is also possible that 35 Lake will purchase all $1,500,000 of the Notes, in which case no other Notes will be issued. The Company may, from time to time prior to September 30, 1997, draw on the Notes, provided that all such draws will be for at least $50,000. If 35 Lake in fact purchases at least $1,000,000 of the Notes, and the Company issues one or more other Notes in connection with this offering to any third party, the Company will first draw the total original principal amount of the Note or Notes issued to 35 Lake prior to drawing from any other Notes issued in connection with this offering. It is anticipated that the initial draw on the Notes will be in the amount of $475,000.

     The principal balance of each Note will bear interest at the rate of fourteen percent (14%) per annum. All accrued but unpaid interest on the Notes will be due and payable on September 30, 1997, December 31, 1997, January 30, 1998, February 28, 1998 and March 30, 1998. Interest not paid when due will bear interest at the rate of fourteen percent (14%) per annum. The principal balance of each Note will be due and payable in three equal installments on January 30, 1998, February 28, 1998 and March 30, 1998. The principal balance and accrued but unpaid interest under the Notes may be prepaid, in whole or in part, from time to time at the Company's discretion without premium or penalty. Amounts which are borrowed under the Notes and subsequently repaid may not be reborrowed. The form of the Notes is attached hereto as Exhibit B.

     The Company's obligations under the Notes are secured by a pledge of 2,424,488 shares (the "Pledged Shares") of the common stock of Pacific Video Canada Ltd., a Canadian corporation incorporated in the province of British Columbia ("Pacific Canada"), pursuant to the terms of a Pledge Agreement among the Company and Pacific Video, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("Pacific Video"), as pledgers, and the Trustee (as hereinafter defined), as pledgee. 876,416 of the Pledged Shares are currently held beneficially and of record by the Company, and 1,548,072 of the Pledged Shares are currently held beneficially and of record by Pacific Video. Attached hereto as Exhibit C are Pacific Canada's annual auditor's report for the years ended October 31, 1996 and October 31, 1995, and quarterly report for the six months ended April 30, 1997. The Pledged Shares represent 76.74% of the total issued and outstanding shares of common stock of Pacific Canada. The common stock of Pacific Canada is traded on the Vancouver Stock Exchange. Pacific Canada's common stock was most recently traded on May 15, 1997 at Cdn. $0.40 per share. The current "bid" price per share is Cdn. $0.31 and the current "ask" price per share is Cdn. $0.50. In 1997, Pacific Canada common stock has traded as high as Cdn. $0.90 per share and as low as Cdn. $0.40 per share. However, because the Pledged Shares constitute a majority of the total issued and outstanding shares of common stock of Pacific Canada, under Canadian law there may be restrictions on the resale of such shares. See "Risk Factors." The form of the Pledge Agreement is attached hereto as Exhibit D.

     The Company's obligations under the Notes are also secured by a third priority deed of trust (the "Deed of Trust") against certain real property (the "Real Property") located at 823-825 North Seward Street, Hollywood, California owned by Pacific Video. Bank of America, NT & SA has a first priority lien against the Real Property, which lien secures a loan with a current outstanding principal balance of approximately $1,427,000. CIT, the Company's primary lender, has a lien on substantially all of the Company's assets, including a second priority lien against the Real Property, which secures a $9,000,000 line of credit. The current outstanding balance of the line of credit is approximately $4,000,000. Neither the Company nor Pacific Video has obtained a recent appraisal of the Real Property, so there is no assurance that any equity will remain in the Real Property to repay the Notes after satisfaction of the Company's and Pacific Video's obligations to the senior lienholders. In addition to the two prior liens against the Real Property, there is also currently a tax lien on record against the Real Property arising out of Pacific Video's failure to pay certain property taxes during 1993 and 1994. In November 1995, Pacific Video entered into an agreement with the County of Los Angeles which provides for the payment of these delinquent taxes over a five year period. Pacific Video currently owes $62,137.65 under this agreement, which amount is scheduled to be paid off in annual installments ending April, 2000. In connection with this offering, the Company will obtain for the benefit of the Trustee an ALTA Lender's title insurance policy to be issued by Commonwealth Land Title Company with respect to the Real Property and providing coverage with limits equal to the original aggregate principal amounts of the Notes. The form of the Deed of Trust is attached hereto as Exhibit E.

     Further, three wholly-owned subsidiaries of the Company, Pacific Video, Pacific Film Labs, Inc., a Delaware corporation, and Laser Edit, Inc., a Delaware corporation, have each guarantied the Company's obligations under the Notes. The form of the Guaranty is attached hereto as Exhibit F

     In addition to the foregoing, the Company will grant each Purchaser warrants (each, a "Warrant") to purchase one (1) share of the Company's common stock for each Four Dollars ($4.00) in original principal amount of the Notes committed to by such Purchaser. The exercise price per share of the Warrants will be One Dollar ($1.00) per share (subject to adjustments for stock splits, stock dividends, recapitalizations and similar transactions). Each Warrant shall expire on the date which is the second anniversary of the date such Warrant is issued. The form of the Warrant is attached hereto as Exhibit G.

     In order to facilitate the exercise of any rights or remedies of the Purchasers under the Notes, the Pledge Agreement or the Deed of Trust, these instruments will be issued to, and held by, Alan Pick, an individual (the "Trustee"), as trustee for the benefit of the Purchasers, pursuant to the terms of the Trust Indenture Agreement attached hereto as Exhibit H. The Trustee will not be required to post any bond or other security. Further, the Trustee will receive a fee for services of $3,500 plus, in the event the Company defaults under the Notes, an hourly fee of $250 for time spent in reviewing, managing and administrating the Notes, the Pledge Agreement and the Deed of Trust. All such fees are payable by the Company.

     As the 14% interest rate provided for in the Notes exceeds the generally permitted maximum rate of interest which may be charged under California law, the Company has obtained, or will obtain from the California Department of Corporations, a qualification of the issuance of the Notes, thereby exempting the Notes from the usury provisions of the California Constitution.

     The Company has agreed to pay the reasonable attorneys' fees incurred by the Purchasers in connection with the review, negotiation and preparation of the Notes and related documents, provided that in no event will the aggregate amount of such fees exceed $5,000. The Company has also agreed to pay the reasonable costs incurred by the Purchasers in connection with the review, negotiation and preparation of the Notes, including, without limitation, the premium for the title insurance policy described above.

     In connection with the Company's offering of the Notes, CIT, the Company's current lender, has agreed to match on a "dollar-for-dollar" basis the proceeds of the offering of the Notes up to $475,000. This additional loan will be made on the same terms as CIT's current loan to the Company, which terms are described in the reports on Form 10-K and 10-Q attached hereto as Exhibit A.

     Please see Exhibit I attached hereto for a description of the anticipated cash flow by which the Company's obligations under the Notes are to be repaid.

     3. RISK FACTORS.

     The Notes involve a high degree of risk. In analyzing whether to purchase the Notes, prospective Purchasers should carefully consider numerous factors, including the following:

     Lack of Liquidity and Capital Resources; Seasonality of Business. As of March 31, 1997, the Company had a working capital deficiency of approximately $2,350,000 and an accumulated deficit of approximately $13,600,000. In addition, the Company sustained a net loss of approximately $1,850,000 for the fiscal year ended December 31, 1996. These factors, among others, indicate that the Company may be unable to continue as a going concern. KPMG Peat Marwick LLP, the Company's auditors, have so qualified their opinion to the Company's financial statements included in the report on Form 10-K attached hereto as Exhibit A.
The financial statements included in the reports on Forms 10-K and 10-Q attached hereto as Exhibit A do not include adjustments that might be necessary should the Company be unable to continue as a going concern. The Company's continuation as a going concern is dependent upon its ability to obtain additional financing (including through the offering of the Notes and the additional financing to be provided by CIT), generate sufficient cash flow to meet its obligations on a timely basis and ultimately to attain profitable operations. In that connection, the Company's principal source of funds is cash generated by operations.

However, the Company's business is highly seasonal, in that the Company derives a substantial percentage of its revenue from post-production work for television programs and the need for television post-production work is significantly reduced during the second and third calendar quarters. Therefore, it is likely that a significant percentage of the Company's cash flows between the date hereof and September 30, 1997 will be from the proceeds from the sale of the Notes and the proceeds of the additional financing to be made by CIT. Although management of the Company is of the opinion that the Company will be able to meet its obligations on a timely basis, sustain operations through the funds generated by the sale of the Notes and the additional financing provided by CIT, and eventually achieve profitable operations, there is no assurance that these uncertainties will be settled or that management's plan will be achieved.

     Lack of Liquidity of Notes and Warrants. The offer and sale of Notes and the Warrants have not been registered pursuant to the Act or any state securities law, and there is no market for the resale of the Notes or the Warrants. Therefore, Notes and Warrants should only be purchased by those having substantial net worth and no need for liquidity. Further, the Company is under no obligation to register under the Act or any state securities laws any of the shares of the Company's common stock issuable upon exercise of the Warrants, and there is no assurance that the holder of such shares will be able to resell any of such shares pursuant to an exemption therefrom (including, without limitation, pursuant to Rule 144 promulgated under the Act). Additionally, even if the holder of such shares is legally permitted to resell such shares, there is no assurance that a public market for the Company's common stock will exist at that time and that the holder of such shares will actually be able to liquidate his or her holdings.

     Lack of Liquidity of Pledged Shares. Although the common stock of Pacific Canada is traded on the Vancouver Stock Exchange, because the Pledged Shares constitute a majority of the total issued and outstanding shares of common stock of Pacific Canada, Canadian law may impose certain restrictions on the resale of such shares after a foreclosure by the Trustee. If there is a foreclosure, the Trustee, as the holder of 20% or more of the outstanding common shares of Pacific Canada, will be deemed to be a "control person" for purposes of the British Columbia Securities Act (the "BC Act"). The BC Act generally prohibits a "control person" from selling its shares without the delivery of a prospectus. Although the BC Act contains certain exemptions from the prospectus delivery requirement, there is no assurance that the Trustee would be able to avail itself of any such exemption. Further, if the Trustee offers to sell 20% or more of the outstanding common shares of Pacific Video for consideration (including brokerage fees or commissions) in excess of 115% of the market price of said securities, the BC Act requires that the prospective purchaser offer to purchase all outstanding common shares of Pacific Video at the same price. Thus, the provisions of the BC Act could materially adversely affect the ability of the Trustee to resell the Pledged Shares after a foreclosure.

     Third Priority Lien; Default under Senior Liens. The lien on the Real Property being granted to the Trustee for the benefit of the Purchasers is a third priority lien, and there is no assurance that, if a default under the Deed of Trust or any other senior or junior encumbrance on the Real Property occurs, there will be any funds available to repay the Notes after repayment of Pacific Video's and the Company's obligations to the two senior lienholders. Additionally, because Pacific Video failed to timely pay property taxes on the Real Property during 1993 and 1994, it has already violated the terms of the two senior deeds of trust against the Real Property. Although Bank of America has formally waived this non-compliance, CIT has not formally done so and it is possible that CIT could attempt to declare a default under the terms of its deed of trust and foreclose on the Real Property based on this non-compliance.

     Increase in CIT Debt. CIT, the Company's primary lender, has liens on substantially all of the assets of the Company. In connection with the Company's offering of the Notes, CIT has agreed to match on a "dollar-for-dollar" basis the proceeds of the offering of the Notes up to $475,000. This additional loan will increase the likelihood that the Company may default in the repayment of its obligations, which default, among other things, could allow CIT to foreclose on the Company's assets. As such, any such default would have a material adverse effect on the Company's business, operations and prospects.

     Conflict of Interest. James R. Parks, Chairman of the Board and Chief Executive Officer of the Company, is a principal in the accounting firm of Parks, Palmer, Turner & Yemenidjian ("PPT&Y"). PPT&Y has in the past provided, and currently provides, tax and management services to the Company.
dditionally, PPT&Y and Mr. Parks may also be providing accounting services to one or more of the prospective Purchasers, including 35 Lake. Further, Mr. Parks is a limited partner in 35 Lake and he and/or PPT&Y may have an ownership interest in or otherwise control the management of one or more other prospective Purchasers. In light of the foregoing conflict of interest, Mr. Parks has indicated that he will not participate on behalf of the Company or Pacific Video in connection with the offering of the Notes. Without limiting the generality of the foregoing, Mr. Parks has indicated that he will abstain on all matters presented to the Company's Board of Directors regarding or in connection with the offering of the Notes. Both Joel Michael Kantor (counsel for the Purchasers) and the Trustee, and their respective law firms, have in the past performed and currently perform certain legal services for the Company and Pacific Video. However, neither Mr. Kantor nor the Trustee represents the Company or Pacific Video in connection with the Notes and the transactions being entered into in connection with the Notes.

     4. USE OF PROCEEDS.

     The Company intends to use the proceeds from the sale of the Notes to fund its working capital needs.

     5. TAX CONSIDERATIONS.

     In most cases, Purchasers who exercise the Warrants will be required to recognize income equal to the then current fair market value of the shares of the Company's common stock issued upon exercise of the Warrant minus the exercise price paid by the Purchaser to the Company upon exercise. This tax will be due despite the fact that there is no assurance that the Purchaser will then be able to resell such shares in order to pay the tax.

                  *                         *                          *

     The Company strongly urges you to read all of the enclosed documents, as well as all other materials which may be provided to you by the Company in connection with the offering of the Notes. Should you have any questions regarding the proposed transactions or the enclosed documents, please contact Bob McClain, the Chief Financial Officer of the Company, at (213) 960-2180.

                                           Very truly yours,

                                           LASER-PACIFIC MEDIA CORPORATION



                                         By:___________________________

                                         Its:__________________________

                             SUBSCRIPTION DOCUMENTS


                         LASER-PACIFIC MEDIA CORPORATION
                             a Delaware corporation
                                 ("the Company")

Each subscriber must complete and sign the Subscription Documents in accordance with the following instructions. Subscribers must meet certain requirements in order for the Company, to comply with the offering exemptions from registration and qualification under the federal Securities Act of 1933 and applicable state securities laws. The Company will be relying on the accuracy and completeness of information provided in the Subscription Documents to establish the qualifications of prospective investors and the Company's legal right to sell these securities. Answers will at all times be kept strictly confidential, unless necessary to establish the legality of a prospective investor's participation in the offering. The Company should be contacted immediately if there is any change in the information the prospective investor has provided.


                                  INSTRUCTIONS

     1. Complete and sign (a) the SUBSCRIPTION AGREEMENT, and (b) the CONFIDENTIAL PURCHASER QUESTIONNAIRE attached hereto.

     2. Return all documents, together with a check payable to the Company in the amount indicated in Paragraph 1 of the Subscription Agreement for the securities subscribed for to:

                         LASER-PACIFIC MEDIA CORPORATION
                              809 N. Cahuenga Blvd.
                           Hollywood, California 90038

     3. The following sets forth the number of signatures required for different forms of ownership:

         Individual                  One signature required.

         Joint Tenants With Right    Both parties must sign.
                 of Survivorship:

         Tenants in Common:          All parties must sign.

         Community Property:         One  signature  required if security will
                                     be held in one name, i.e., managing spouse;
                                     two signatures required if security will be held in both names.

         Corporation:                Signature of authorized officer or officers
                                     required.

         Partnership:                Signature of general partner required;
                                     additional signatures only if required by partnership agreement.

         Trust: Trustee's signature must indicate "Trustee for the ________ Trust."

         Other Entities:             As required by the applicable document.

                             SUBSCRIPTION AGREEMENT

                         LASER-PACIFIC MEDIA CORPORATION

                             A Delaware corporation

THE SECURITIES OFFERED HEREUNDER (THE "SECURITIES") HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933,
AS AMENDED (THE "ACT"), IN RELIANCE UPON CERTAIN EXEMPTIONS FROM REGISTRATION PROVIDED IN THE ACT AND THE RULES AND REGULATIONS THERETO, NOR HAVE THE SECURITIES BEEN REGISTERED OR QUALIFIED UNDER ANY STATE'S SECURITIES LAWS. ACCORDINGLY, IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THE SECURITIES UNLESS (1) THE SECURITIES ARE SUBSEQUENTLY REGISTERED OR QUALIFIED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR EXEMPTIONS THEREFROM ARE AVAILABLE, AND
(2) THE TRANSFEROR PROVIDES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT THE PROPOSED SALE OR TRANSFER WILL NOT CAUSE A VIOLATION OF THE ACT OR ANY APPLICABLE STATE SECURITIES LAWS.

                  (Please complete all blanks before execution)

Date:  ____________________, 1997

     This Subscription Agreement is entered into by and between ______________________ (the "Subscriber") and LASER-PACIFIC MEDIA CORPORATION, a Delaware corporation (the "Company") as of the date it is accepted below by the Company.

     1. Subscription. The Subscriber hereby subscribes to purchase $____________ Short-Term Installment (Fixed Rate) Line of Credit Notes (the "Notes"), plus one
(1) common stock purchase warrant for each Four Dollars ($4.00) of principal investment in the Notes (the "Securities") being offered by the Company in this offering (the "Offering"). Attached or enclosed is (i) the Subscriber's check in the amount of $_____________________ payable to the Company in full payment for the Securities subscribed for purchase, and (ii) a completed and duly executed Purchaser Questionnaire, a copy of which is attached hereto.

     The Subscriber understands that prior to consummation of the Offering, the aforementioned funds will be held by the Company in a segregated account, subject to any rescission rights under applicable state securities laws. The Subscriber understands that if and to the extent this subscription is not accepted in whole or in part, any amount so received into said account will be returned to the Subscriber without deduction therefrom and without interest thereon. The Company will hold all proceeds received in this Offering in a segregated trust account at the Company's bank until the earlier of (i) the Company's acceptance of subscriptions for $1,000,000, or (ii) _________________, 1997 (unless extended by the Company, in its sole discretion, to a date no later than ______________, 1997) (the "Offering Period"). If the Company does not obtain and accept subscriptions for at least $1,000,000 prior to expiration of the Offering Period, all proceeds of this Offering shall be returned to subscribers without any deduction therefrom or interest thereon. The Subscriber agrees that this subscription shall be irrevocable and shall survive the death or disability of the Subscriber.

     2. Acceptance. Acceptance by the Company shall be evidenced by its delivery to Subscriber of a fully-executed Subscription Agreement. Execution of this Agreement by the Subscriber does not require the Company to accept any subscription and this Agreement shall not be binding unless and until accepted by the Company.

     3. Subscriber's Representations. The Company is offering and shall issue the Securities subscribed for in this Agreement without registering them pursuant to the Securities Act of 1933, as amended (the "Act"). The Company is doing so in reliance upon, among other things, the Subscriber's following representations:

          (a) Accuracy of Information and Subscriber's Representations. The Subscriber's representations in this Agreement and the information contained in the Subscriber's Purchaser Questionnaire are complete and accurate to the best of the Subscriber's knowledge, and the Company may rely upon them. The Subscriber will notify the Company immediately if any material change occurs in any of this information before the sale of the Securities.

          (b) Experience. The Subscriber is either an "accredited investor," as defined by Rule 501 promulgated by the Securities and Exchange Commission
(the "SEC") under the Act, or the Subscriber has the capacity to protect its, his or her own interest in connection with this purchase, either by reason of its, his or her business or financial experience or the business or financial experience of a professional advisor who is unaffiliated with and uncompensated by the Company (the "Purchaser Representative").

          (c) Investment. The Subscriber is acquiring the Securities for investment for the Subscriber's own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof. The Subscriber understands that, by reason of a specific exemption from the registration provision of the Act, the Securities have not been and will not be, registered under the Act, and that the availability of such exemption depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Subscriber's representations as expressed herein.

          (d) Access to Data. The Subscriber has reviewed the offering materials distributed with a letter dated ___________________, 1997 and any amendments or supplements thereto (the "Offering Materials") relating to the offering for sale of Securities of the Company, including, without limitation, the Company's:
(i) Annual Report on Form 10-K for the period ended December 31, 1996; (ii) Quarterly Report on Form 10-Q for the period ended March 31, 1997; and (iii) Proxy Statement issued in connection with the Company's Annual Stockholder's Meeting to be held June 11, 1997. The Subscriber understands that an investment in the Company involves an extremely high degree of risk, including the risks set forth under the caption entitled "Risk Factors" in the Offering Materials. The Subscriber and the Subscriber's Purchaser Representative(s), if any, have been furnished all materials relating to the Company, its business and financial condition, the Offering and any other matter set forth in the Offering Materials which they have requested and have been afforded the opportunity to ask questions and receive answers concerning the terms and conditions of the Offering and to obtain any additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information set forth in the Offering Materials. No oral representations have been made or oral information furnished to the Subscriber or the Subscriber's Purchaser Representative(s) in connection with the Offering that were in any way inconsistent with the Offering Materials.

          (e) Rule 144. The Subscriber acknowledges that the Securities must be held indefinitely unless subsequently registered under the Act or unless an exemption from such registration is available. The Subscriber is aware of the provisions of Rule 144 promulgated under the Act which permit limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions, including among other things, the existence of a public market for the securities, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of securities being sold during any three-month period not exceeding specified limitations.

          (f) Authorization. This Agreement when fully executed and delivered by the Company will constitute a valid and legally binding obligation of the Subscriber, enforceable in accordance with its terms. The Subscriber, if it is a partnership, joint venture, corporation, trust or other entity, was not formed or organized for the specific purpose of acquiring the Securities. The purchase of the Securities by the Subscriber, if it is an entity investor, is a permissible investment in accordance with the Subscriber's Articles of Incorporation, By-Laws, Partnership Agreement, Declaration of Trust or other similar charter document, and has been duly approved by all requisite action by the entity's owners, directors, officers or other authorized managers. The person signing this document and all documents necessary to consummate the purchase of the Securities has all requisite authority to sign such documents on behalf of the Subscriber, if it is an entity investor.

          (g) No Duplication. The Subscriber has not duplicated or distributed the Offering Materials to anyone other than his Purchaser Representative or other personal advisors, and will not do so in the future.

          (h) No General Solicitation. The Securities offered hereby were not offered to the Subscriber by way of general solicitation or general advertising and at no time was the Subscriber presented with or solicited by means of any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement.

          (i) Residence. The Subscriber is a bona fide resident at the address set forth below under the Subscriber's name.

     4. Reports Under Securities Exchange Act of 1934. With a view to making available to the Subscriber the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit the Subscriber to sell securities of the Company to the public without registration, the Company agrees to use its best efforts to:

          (a) Furnish Public Information. The Company shall make and keep public information available, as those terms are understood and defined in Rule 144. So long as the Subscriber owns any Securities, the Company shall furnish to such Subscriber forthwith upon request a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company as may be reasonably requested in availing the Subscriber of any rule or regulation of the SEC permitting the selling of any such securities without registration.

          (b) File Reports. The Company shall file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the Securities Exchange Act of 1934, as amended.

     5. Indemnification Under This Agreement. The Subscriber shall indemnify and hold harmless the Company, and its affiliates, from and against all losses, damages and liabilities (including, but not limited to, court costs and reasonable attorneys' fees) arising or resulting from, or attributable to, any breach of the representations and warranties set forth in Paragraph 3 of this Subscription Agreement, or in any other document furnished by the Subscriber to any of the foregoing parties, or the fact that any of the representations, acknowledgements or understandings set forth in Paragraph 3 are untrue or without adequate factual basis to be considered true and not misleading.

     6. Power of Attorney of Spouse. If the Subscriber is a married person, the Subscriber agrees to cause the Subscriber's spouse to execute this Agreement at the space provided for that spouse's signature immediately following the signature of the Subscriber, and by such signature hereto said spouse certifies that said spouse is the spouse of the person who signed this Agreement, that said spouse has read and approves the provisions hereof and hereby consents and agrees to this Agreement and agrees to be bound by and accepts such provisions of this Agreement in lieu of all other interests said spouse may have in the Company, whether such interest be community property or otherwise. Said spouse grants to the Subscriber irrevocable power of attorney to represent said spouse in all matters connected with the Company to the end that, in all cases, the Company may rely on any approval, direction, vote or action taken by the Subscriber, as said spouse's attorney-in-fact. Such power of attorney is, and shall be deemed to be, coupled with an interest so that the authority granted hereby may continue during the entire existence of the Company and regardless of the death or incapacity of the spouse granting the same. Said spouse further agrees to execute, acknowledge and deliver such other and further instruments and documents as may be required to evidence such power of attorney.

     7. Entirety. The terms of this Agreement are intended by the parties as a final expression of their agreement with respect to the terms included in this Agreement and may not be contradicted by evidence of any prior or contemporaneous agreement, arrangement, understanding or negotiation (whether oral or written).

     8. Waiver. No waiver or modification of any of the terms of this Agreement shall be valid unless in writing. No waiver of a breach of, or default under, any provision hereof shall be deemed a waiver of such provision or of any subsequent breach or default of the same or similar nature or of any other provision or condition of this Agreement.

     9. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     10. Notices. Except as otherwise required in this Agreement, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid, addressed as follows:

                  To the Company:   Laser-Pacific Media Corporation
                                            809 N. Cahuenga Boulevard
                                            Los Angeles, California 90038

                  To the Subscriber:        At the address set forth beneath
                                            the Subscriber's signature

Any party may change their address for notice in accordance with the provisions of this Paragraph.

     11. Non-Assignability. The obligations of the Subscriber hereunder shall not be delegated or assigned to any other party without the prior written consent of the Company.

     12. Expenses. Each party shall pay all of its costs and expenses that it incurs with respect to the negotiation, execution and delivery of this Agreement.

     13. Applicable Law. This Agreement shall be construed and enforced pursuant to the laws of the State of California applicable to contracts to be performed entirely therein, without reference to California choice of law rules.

     14. Form of Ownership. Please indicate the form of ownership of the
Securities:

                  ____              Individual

                  ____              Joint Tenants with Right of Survivorship

                  ____              Tenants in Common

                  ____              Community Property

                  ____              Trust

                  ____              Corporation

                  ____              Partnership

                  ____              Limited Liability Company

                  ____              Other:________________________________

     15. Survival. All representations, warranties and covenants contained in this Subscription Agreement shall survive the acceptance of the subscription. The Subscriber acknowledges and agrees that this Subscription Agreement shall survive (i) changes in the transactions, documents and instruments described in the Offering Materials which are not material, and (ii) the death or disability of the Subscriber.

     16. Gender, Number, Etc. Terms used herein in any number or gender include other numbers or genders, as the context may require. If the Subscriber is an entity, all references to "him" or "his" shall be deemed to include "it" or "its".

                            [SIGNATURE ON NEXT PAGE]

INDIVIDUAL(S) SIGN HERE:     SUBSCRIBER:

        __________________________________________________ ____________________
             (Signature)

        __________________________________ ____________________________________
             (Print Name)

        __________________________________ ____________________________________

        __________________________________ ____________________________________
             (Address)

        Social Security #:_________________

        Number of Securities Subscribed
        for Purchase:_____________________

        SPOUSE OF SUBSCRIBER:

        __________________________________ ____________________________________
             (Signature)

ORGANIZATIONS SIGN HERE:     SUBSCRIBER:

        __________________________________ ____________________________________
            (Print Name of Organization)

        By:______________________________ _____________________________________
            (Signature)

        _________________________________ _____________________________________
            (Print Name and Title)

        __________________________________ ____________________________________

        __________________________________ ____________________________________
            (Address)

        Federal ID#:______________________

        Number of Securities Subscribed
        for Purchase:_____________________

ACCEPTED:

LASER-PACIFIC MEDIA CORPORATION


By:______________________________________

Date:____________________________________

                      CONFIDENTIAL PURCHASER QUESTIONNAIRE


                         LASER-PACIFIC MEDIA CORPORATION
                             a Delaware corporation

SPECIAL INSTRUCTIONS

     In order to establish the availability under federal and state securities laws of an exemption from registration or qualification requirements for the proposed Offering, you are required to represent and warrant, and by executing and delivering this questionnaire will be deemed to have represented and warranted, that the information stated herein is true, accurate and complete to the best of your knowledge and belief, and may be relied on by the Company. Further, by executing and delivering this questionnaire you agree to notify the Company and supply corrective information promptly if, prior to the consummation of your purchase of the Securities, any such information becomes inaccurate or incomplete. Your execution of this questionnaire does not constitute any indication of your intent to subscribe for the Securities. No offer of the Securities will be made unless accompanied by the Offering Materials dated _____________, 1997 together with any supplements thereto, describing the proposed Offering.

     A subscriber who is a natural person must complete each Question except for 2, 5 and 6.

     A subscriber that is an entity other than a trust must complete each Question except for 3 and 5.

     A subscriber that is a trust must complete each Question except for 3.


GENERAL INFORMATION


1.       All Subscribers


         A.       Name(s) of prospective investor(s):


         B.       Address:
                  __________________ Tel. No. (___)

         C.       Address for communications (if different):
                                     Tel. No. (   )

2.       Subscribers That Are Entities

         A.       Type of entity:

                  ___      Trust
                  ___      Corporation
                  ___      Partnership
                  ___      Limited Liability Company
                  ___      Joint Subscribers (Other than husband and wife)
                  ___      Other:

         B.       State and date of legal formation:

         C.       Nature of Business:

         D. Was the entity organized for the specific purpose of acquiring the securities in this offering?

                                                     Yes ______   No ______

         E.       Federal tax identification number: __________________

3.       Subscribers Who Are Individuals

         A.       State where registered to vote:

         B.       Social Security Number:

         C.       Please state the subscriber's education and degrees earned:

                  Degree           School                      Year

                  ______________  _________________________   _________

                  ______________  _________________________   _________

         D.       Current occupation (if retired, describe last occupation):

                  Employer:

                  Nature of Business:

                  Position:

                  Business Address:

                  _________________ Tel. No. (__)

ACCREDITATION

4. Does the subscriber satisfy one or more of the following accredited investor requirements?

         A.       Institutional Test

               Is the subscriber any one of the following: (i) a bank as defined in Section 3(a)(2) or a savings and loan association as defined in
         Section 3(a)(5)(A) of the Securities Act of 1933 whether acting in its individual or fiduciary capacity; (ii) any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; (iii) an insurance company as defined in Section 2(13) of the Securities Act of 1933; (iv) an investment company registered under the Investment Company Act of 1940 or a business development company as defined in
         Section 2(a)(48) of that Act; (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; (vi) an employee benefit plan established and maintained by a state or any of its political subdivisions or an agency of such state or political subdivision, if such plan has total assets in excess of $5,000,000;
         (vii) an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, where the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, that is either a bank, insurance company, or registered investment adviser, or where the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, investment decisions are made solely by persons that are accredited investors and for the benefit of such persons; (viii) a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940; or (ix) a non-profit charitable organization described in
         Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust or partnership not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000?

                                                     Yes ______   No ______

         If yes, please give the number of the category as listed above within which the subscriber falls.

                                            _______________________

          B. Individual $1,000,000 Net Worth Test

          Is the subscriber a natural person who, together with spouse (if applicable), has a net worth in excess of $1,000,000?

                                            Yes ______   No ______

          C. Individual $200,000 Income Test

          Is the subscriber a natural person who has income in excess of $200,000 in each of the two preceding years and reasonably expects to have income in excess of $200,000 in the current year?

                  With spouse:              Yes ______   No ______

                  Without spouse:           Yes ______   No ______

          D. Joint $300,000 Income Test

          Is the subscriber a natural person who, together with his or her spouse, has joint income in excess of $300,000 in each of the two preceding years and reasonably expects to have income in excess of $300,000 in the current year?

                                             Yes ______   No ______

          E. Affiliation Test

          Is the subscriber a director or executive officer of Company?

                                             Yes ______   No ______

5.       Trusts

         Does the trust meet the following tests:

         A. Has total assets in excess of $5,000,000?

                                              Yes         No

         B. Was formed for the purpose of an investment in the securities in this offering?

                                              Yes         No

         C. Has its purchases directed by a sophisticated investor who, alone or with his or her subscriber representative, understands the merits and risks of an investment in the Securities?

                                              Yes         No



6.       Entities With All Accredited Owners

         A subscriber may also be accredited if all its equity owners are accredited under one or more of the Accreditation Tests identified in Question 4. (The equity owners of an investor are, for example, shareholders, general partners and limited partners.)

         Therefore, if the subscriber is an entity that did not answer yes to Question 4A above, please answer each of the questions set forth below.

         A. Are all of the equity owners of the entity accredited investors under one or more of the Accreditation Tests of Questions 4A, 4B, 4C, 4D or 4E?
                                                Yes ______   No ______

         B. If yes, please list below the name of each equity owner and the category or categories ("Institutional Test," "$1,000,000 Net Worth Test,"$200,000 Income Test," "$300,000 Income Test" or "Affiliation Test") under which the owner is an accredited investor.

                  Name                                        Category

                  1. ___________________________

                  2. ___________________________

                  3. ___________________________

                  4. ___________________________

                  5. ___________________________

                  6. ___________________________

                  Use additional sheets, if necessary, to complete list.


RELIANCE ON PURCHASER REPRESENTATIVE

7. Has the subscriber relied on the advice of a Purchaser Representative in connection with evaluating the merits and risks of its prospective purchase of the securities in this offering?

                                            Yes ______   No ______

     If yes, please give the name, address and telephone number of the person who is acting as the Purchaser Representative.

         Name:

         Address:



         Telephone number:  (___)


REPRESENTATIONS

8.   How often does the subscriber invest in securities?

         Often ______       Occasionally _____          Never _____

9.   Please list below the subscriber's most recent investments (up to three):

                                                           Amount of
         Name of Investment             When Purchased     Investment

         ____________________________   ______________     __________

         ____________________________   ______________     __________

         ____________________________   ______________     __________

10. Does the subscriber, either alone or together with its Purchaser Representative identified above, have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the securities in this offering?

                                           Yes ______   No ______

11. Does the subscriber, either alone by reason of its business or financial experience or together with its Purchaser Representative, have the capacity to protect its own interests in connection with a purchase of the securities in this offering?

                                            Yes ______   No ______

12. Is the subscriber (or the trust beneficiary for which it is the fiduciary) able to bear the economic risk of the investment, including a complete loss of the investment?

                                            Yes ______   No ______

13. Does the subscriber have any other investments or contingent liabilities which could cause the need for sudden cash requirements in excess of cash readily available to the subscriber?

                                            Yes ______   No ______

         If Yes, explain:




14. Does the subscriber have a net worth or joint net worth with his or her spouse which is at least five times as great as the purchase price of the securities subscribed for purchase?

                                             Yes ______   No ______

15. If 25% or more of the subscriber's total assets are represented by investments in the subscriber's own company or real estate, are all liabilities associated with them included as personal liabilities?

                                             Yes ______   No ______

         If No, what is the dollar amount of each such liability?

                                                     $_____________________

16. Has the subscriber ever been subject to bankruptcy, reorganization or debt restructuring?

                                              Yes ______   No ______

         If Yes, provide details:




17. Is the subscriber involved in any litigation which, if an adverse decision occurred, would adversely affect the subscriber's financial condition?

                                               Yes ______   No ______

         If Yes, provide details:



18. Does the subscriber confirm that neither the subscriber nor the subscriber's broker nor Purchaser Representative became aware of or was introduced to the Company by means of any advertisement?

                                                Yes ______   No ______


19. Does the subscriber confirm that the foregoing statements are complete and accurate to the best of its knowledge and belief, and that it undertakes to notify the Company regarding any material change in the information set forth above prior to the closing of the purchase by it of the securities in this offering?


                                                 Yes ______   No ______

INDIVIDUAL(S) SIGN HERE:           SUBSCRIBER:


                __________________________________             _______________
                (Signature)

                __________________________________             _______________
                (Print Name)

                __________________________________             _______________

                __________________________________             _______________
                (Address)

                Social Security #:________________             _______________

                Number of Securities Subscribed
                for Purchase:_____________________

                                    SPOUSE OF SUBSCRIBER:

                __________________________________             _______________
                (Signature)



ORGANIZATIONS SIGN HERE:            SUBSCRIBER:


                ________________________________________________
                (Print Name of Organization)

                By:_____________________________________________
                (Signature)

                ____________________________________________
                (Print Name and Title)

                _____________________________________________

                _____________________________________________
                (Address)

                Federal ID#:_____________________________________

                Number of Securities Subscribed
                for Purchase:____________________________________